UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 25, 2019

Presidio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38028	47-2398593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, Suite 2832, New York, NY 10119
(Address of Principal Executive Offices)

(212) 652-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PSDO	NASDAQ Global Select Market

Securities registered pursuant to section 12(g) of the Act: None

Item 1.01.	Other Events.

On September 25, 2019, Presidio, Inc. (the “Company” or “Presidio”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of August 14, 2019 by and among the Company, BCEC – Port Holdings (Delaware), LP and Port Merger Sub, Inc. (as amended, the “Amended Merger Agreement”).

Pursuant to the Amended Merger Agreement, Presidio stockholders will receive $16.60 per share of common stock, par value $0.01, in cash, without interest, an increase of $0.60 per share above the previous merger consideration of $16.00 per share. The Amended Merger Agreement also provides that the termination fee payable by the Company in certain circumstances will be $40,000,000, including in the event that the Amended Merger Agreement is terminated to enter into a Company Superior Proposal made by an Excluded Party (as each such term is defined in the Amended Merger Agreement).

The Company’s Board of Directors continues to recommend that Presidio stockholders vote in favor of the Amended Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

On September 26, 2019, the Company issued a press releasing announcing the expiration of the “go-shop” under the Amended Merger Agreement and entry into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, Presidio’s plans, objectives, expectations, and the anticipated timing of closing the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, obtaining the requisite approval of the stockholders of Presidio; risks related to the debt financing arrangements; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; competitive developments; and other risks and uncertainties discussed in Presidio’s filings with the SEC, including the “Risk Factors” and “Cautionary Statements Concerning Forward-Looking Statements” sections of Presidio’s most recent annual report on Form 10-K and subsequently filed Form 10-Qs. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction between the Company and BC Partners, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary Proxy Statement of the Company (the “Proxy Statement”) with the SEC on September 10, 2019. The Company plans to mail to its shareholders the definitive Proxy Statement in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BC Partners, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at http://investors.presidio.com or by contacting the Company’s Investor Relations at investors@presidio.com or by calling 866-232-3762.

Participants in the Solicitation

Presidio and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2018, or its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 29, 2019. These documents are available free of charge as described above.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description

2.1	Amendment No. 1, dated as of September 25, 2019, to that certain Agreement and Plan of Merger dated as of August 14, 2019 by and among Presidio, Inc., BCEC – Port Holdings (Delaware), LP, and Port Merger Sub, Inc.

99.1	Press release issued by Presidio, Inc. on September 26, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Dated: September 26, 2019	By:	/s/ Elliot Brecher
Elliot Brecher
Senior Vice President and General Counsel

Exhibit 2.1

EXECUTION VERSION

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of September 25, 2019, is entered into by and among Presidio, Inc., a Delaware corporation (the “Company”), BCEC – Port Holdings (Delaware), LP, a Delaware limited partnership (the “Parent”), and Port Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”). Each of the parties to this Amendment is individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company, Parent and Merger Sub entered into that certain Agreement and Plan of Merger dated as of August 14, 2019 (the “Merger Agreement”);

WHEREAS, pursuant to Section 9.2 of the Merger Agreement, at any time prior to the Effective Time, the Merger Agreement may be amended or modified by written agreement of, the Company, Parent and Merger Sub; and

WHEREAS, in accordance with Section 9.2 of the Merger Agreement, the Parties wish to amend the Merger Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to them in the Merger Agreement.

2.	Amendment to the Merger Agreement.

2.1	The definition of “Company Termination Fee” is hereby deleted in its entirety and replaced with the following:

“Company Termination Fee” shall mean an amount equal to $40,000,000.

2.2	Section 3.1(b)(i) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

2.3

“Each share of Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares, Converted Shares and Dissenting Shares) and all rights in respect thereof, shall, by virtue of the Merger, be converted into the right to receive $16.60, payable net to the seller in cash, without interest (the “Merger Consideration”), and such shares shall otherwise cease to be outstanding, shall automatically be canceled and retired and cease to exist, and each holder of Certificate or Book-Entry Shares that immediately prior to the Effective Time represented any such shares of Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.”

3.

No Other Change. The Parties hereby acknowledge and agree that, except as set forth in this Amendment, the terms and provisions of the Merger Agreement shall not be affected hereby and shall continue in full force and effect.

4.

Effect of Amendment. This Amendment shall form a part of the Merger Agreement for all purposes, and each Party shall be bound hereby. From and after the execution of this Amendment by the Parties, any reference to the Merger Agreement shall be deemed a reference to the Merger Agreement as amended hereby, including for purposes of Section 9.10 of the Merger Agreement.

5.	Miscellaneous. Sections 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 9.11, 9.12, 9.15 and 9.16 of the Merger Agreement shall apply to this Amendment mutatis mutandis.

[The remainder of this page is intentionally left blank]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

PRESIDIO, INC.
By:	/s/ Robert Cagnazzi
Name:	Robert Cagnazzi
Title:	Chairman of the Board and Chief Executive Officer

[Signature Page to Amendment No. 1 to Merger Agreement]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

BCEC – PORT HOLDINGS (DELAWARE), LP
By: BCEC MANAGEMENT X LIMITED
Its: General Partner

By:	/s/ Matthew Elston
Name:	Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Name:	Mark Rodliffe
Title:	Director

PORT MERGER SUB, INC.

By:	/s/ Fahim Ahmed
Name:	Fahim Ahmed
Title:	President and Secretary

5

Exhibit 99.1

Presidio, Inc. Announces Amendment of Merger Agreement with BC Partners to Increase Consideration to $16.60 per share

NEW YORK, Sept. 25, 2019 (GLOBE NEWSWIRE) — As previously announced, on August 14, 2019, Presidio (NASDAQ: PSDO) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to be acquired by funds advised by BC Partners in an all-cash transaction valued at approximately $2.1 billion, including Presidio’s net debt.

Under the terms of the Merger Agreement, the Presidio Board of Directors (the “Presidio Board”) and advisors were permitted to actively initiate, solicit and consider alternative acquisitions proposals from third parties during the “go shop” period which ended at 11:59 p.m. New York time on September 23, 2019.

Presidio today announced that in response to an alternative acquisition proposal received during the go-shop period, the Company and BC Partners agreed to an amendment to the Merger Agreement to increase the per-share consideration payable to Presidio’s stockholders to $16.60 per share from $16.00 per share, a 3.75% increase.

The Presidio Board continues to recommend that Presidio stockholders vote in favor of the transaction with BC Partners and the amended merger agreement.

LionTree Advisors is acting as financial advisor to Presidio, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel.

ABOUT PRESIDIO

Presidio is a leading North American IT solutions provider focused on Digital Infrastructure, Cloud and Security solutions to create agile, secure infrastructure platforms for commercial and public sector customers. We deliver this technology expertise through a full life cycle model of professional, managed, and support services including strategy, consulting, implementation and design. By taking the time to deeply understand how our clients define success, we help them harness technology advances, simplify IT complexity and optimize their environments today while enabling future applications, user experiences, and revenue models. As of June 30, 2019, we serve approximately 7,900 middle-market, large, and government organizations across a diverse range of industries. Approximately 2,900 Presidio professionals, including more than 1,600 technical engineers, are based in 60+ offices across the United States in a unique, local delivery model combined with the national scale of a $3.0 billion dollar industry leader. We are passionate about driving results for our clients and delivering the highest quality of service in the industry. For more information visit: www.presidio.com.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, Presidio’s plans, objectives, expectations, and the anticipated timing of closing the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, obtaining the requisite approval of the stockholders of Presidio; risks related to the debt financing arrangements; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; competitive developments; and other risks and uncertainties discussed in Presidio’s filings with the SEC, including the “Risk Factors” and “Cautionary Statements Concerning Forward-Looking Statements” sections of Presidio’s most recent annual report on Form 10-K and subsequently filed Form 10-Qs. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction between the Company and funds advised by BC Partners, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary Proxy Statement of the Company (the “Proxy Statement”) with the SEC on September 10, 2019. The Company plans to mail to its shareholders the definitive Proxy Statement in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BC PARTNERS, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at http://investors.presidio.com or by contacting the Company’s Investor Relations at investors@presidio.com or by calling 866-232-3762.

PARTICIPANTS IN THE SOLICITATION

Presidio and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2018, or its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 29, 2019. These documents are available free of charge as described above.

Source: Presidio, Inc.

CONTACT INFORMATION

Investor Relations Contact:

Ed Yuen

866-232-3762

investors@presidio.com

Media Relations Contact:

Catherine Johnson

626-818-9287

Pro-bcpartners@prosek.com